SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)

                                       of

                       the Securities Exchange Act of 1934

                          Date of Report: June 19, 1998

                        BANKUNITED FINANCIAL CORPORATION

             (Exact name of Registrant as specified in its charter)

    FLORIDA                       5-43936                        65-0377773
(State or other           (Commission File Number)              (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)

                255 ALHAMBRA CIRCLE, CORAL GABLES, FLORIDA 33134

               (Address of principal executive offices) (ZIP Code)

       Registrant's telephone number, including area code: (305) 569-2000


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Item 5.  OTHER EVENTS.

                  Attached hereto as Exhibit 20.1 is a press release regarding the completion of BankUnited Financial Corporation's acquisition of Central Bank.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            BANKUNITED FINANCIAL CORPORATION

                                            By:/S/ CLIFFORD A. HOPE
                                              ----------------------------------
                                                  Clifford A. Hope
                                                  Executive Vice President and
                                                  Chief Financial Officer

Dated: June 19, 1998


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                        BANKUNITED FINANCIAL CORPORATION

                                    FORM 8-K

                                INDEX TO EXHIBITS

                                                                    Sequentially
Exhibit                                                               Numbered
  NO.                                                                  PAGE

 20.1 Press Release regarding the completion of BankUnited Financial Corporation's acquisition of Central Bank